UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 518-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on September 17, 2024, pursuant to and in accordance with the Stock Purchase Agreements, dated as of August 7, 2024, by and among Tungsten 2024 LLC, a Delaware limited liability company (“Tungsten”), and the other parties thereto (“Sellers”), Sellers (a) exchanged all of their Class B Units (“Class B Units”) of CompoSecure Holdings, L.L.C., a Delaware limited liability company (“CompoSecure Holdings”), for shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of CompoSecure, Inc., a Delaware corporation (“CompoSecure”), and (b) thereafter sold to Resolute Compo Holdings LLC, a Delaware limited liability company and Tungsten’s permitted assignee, certain shares of Class A Common Stock (collectively, the “Transaction”). The consummation of the Transaction eliminated the dual-class structure of CompoSecure.

On November 21, 2024, CompoSecure and CompoSecure Holdings entered into the Third Amended and Restated Limited Liability Company Agreement of CompoSecure Holdings (the “Third A&R LLC Agreement”) to, among other things, reflect that no Class B Units were outstanding as of the consummation of the Transaction and that CompoSecure’s dual-class structure had been eliminated.

The foregoing description does not purport to be complete and is qualified in its entirety the full text of the Third A&R LLC Agreement that is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated Limited Liability Company Agreement of CompoSecure Holdings, L.L.C., dated as of November 21, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSECURE, INC.

Date: November 22, 2024	By:	/s/ Steven J. Feder
Steven J. Feder
General Counsel & Corporate Secretary